UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Metromedia Fiber Network, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                                            11-3168327
--------------------------------------------------------------------------------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

 110 East 42nd Street, Suite 1502, New York, NY             10017
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


        Title of each class                Name of each exchange on which
        to be so registered                each class is to be registered

                  None                                   None
-------------------------------------  -----------------------------------------

If this Form relates to the registration of a class debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(1), please check the following box. [ ]

Securities to be registered pursuant to Section 12(g) of the Act:

                 Class A Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                                (Title of class)


--------------------------------------------------------------------------------
                                (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Registrant's Class A Common Stock is incorporated by reference to the information appearing under "Description of Capital Stock" on pages 62 to 71 of the Registrant's Preliminary Prospectus which forms a part of Amendment No. 3 to the Registrant's Registration on Form S-1 filed October 7, 1997 (File No.
333-33653).

ITEM 2.  EXHIBITS.

The following exhibits are filed as a part of this Registration Statement:

1.1 Form of Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-33653).

1.2 Form of Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-33653).

2. Form of specimen certificate for the Registrant's Class A Common Stock incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-33653).

                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 27, 1997                METROMEDIA FIBER NETWORK, INC.



                                      By: /s/ Stephen A. Garofalo
                                          ------------------------------
                                          Name: Stephen A. Garofalo
                                          Title: Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER                        EXHIBIT
-------                       -------

1.1 Form of Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-33653).

1.2 Form of Amended and Restated By-laws of the Registrant, incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-33653).

2. Form of specimen certificate for Registrant's Class A Common Stock incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-33653).